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                                                                   EXHIBIT 10.23


                                  VENCOR, INC.

                        1997 INCENTIVE COMPENSATION PLAN
                        --------------------------------

ARTICLE 1. PURPOSE

     The purpose of this 1997 Incentive Compensation Plan ("Plan") is to advance the interest of Vencor, Inc., a Delaware corporation ("Company"), and its stockholders by encouraging employees who will largely be responsible for the long-term success and development of the Company. The Plan is also intended to provide flexibility to the Company in attracting, retaining and motivating employees and promoting their efforts on behalf of the Company.

ARTICLE 2. DEFINITIONS AND CONSTRUCTION

     2.1 Definitions. As used in the Plan, terms defined parenthetically immediately after their use shall have the respective meanings provided by such definitions, and the terms set forth below shall have the following meanings (in either case, such terms shall apply equally to both the singular and plural forms of the terms defined):

     (a) "Award" shall mean, individually or collectively, a grant under the Plan of Options, Restricted Stock, SARs, Performance Units, stock awards and cash awards.

     (b)  "Board" shall mean the Board of Directors of the Company.

     (c) "Cause" shall mean, unless otherwise defined in an agreement evidencing an Award, a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is determined by the Committee to be directly and materially harmful to the business or reputation of the Company or its Subsidiaries.

     (d)  A "Change in Control" shall mean any of the following events:

          (1) An acquisition (other than directly from the Company) of any voting securities of the Company ("Voting Securities") by any Person immediately after which such Person has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) ("Beneficial Ownership and/or Beneficially Owned") of 20% or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A Non-Control Acquisition shall mean an acquisition by (i) the Company or any Subsidiary, (ii) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any Subsidiary, or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);
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          (2)  The individuals who, as of December 31, 1996, are members of the
Board ("Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened election contest (as described in Rule 14a-11 promulgated under the Exchange Act) ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board ("Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (3)  Approval by stockholders of the Company of:

                    (A) A merger, consolidation or reorganization involving the Company, unless such is a Non-Control Transaction. For purposes of the Plan, the term "Non-Control Transaction" shall mean a merger, consolidation or reorganization of the Company in which:

                         (i)    the stockholders of the Company, immediately
before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least a majority of the combined voting power of the voting securities of the corporation resulting from such merger or consolidation or reorganization ("Surviving Corporation") over which any Person has Beneficial Ownership in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                         (ii)   the individuals who were members of the
Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation; and

                         (iii)  no Person (other than the Company, any
Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of 20% or more of the then outstanding Voting Securities) has Beneficial Ownership of 20% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities;

                    (B) A complete liquidation or dissolution of the Company; or

                    (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

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          (4)  Any other event that the Committee shall determine constitutes an effective Change in Control of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person ("Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

     (f)  "Committee" shall mean the committee described in Section 3.1.

     (g) "Disability" shall mean the total disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, or, if none, a physical or mental infirmity which the Committee determines impairs the Participant's ability to perform substantially his or her duties for a period of 180 consecutive days.

     (h) "Employee" shall mean an individual who is a full-time employee of the Company, a Subsidiary or a partnership or limited liability company in which the Company or its Subsidiaries own a majority interest.

     (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (j) "Fair Market Value" of the Shares shall mean, as of any applicable date, the closing sale price of the Shares on the New York Stock Exchange or any national or regional stock exchange in which the Shares are traded, or if no such reported sale of the Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale. If there shall be any material alteration in the present system of reporting sale prices of the Shares, or if the Shares shall no longer be listed on the New York Stock Exchange or a national or regional stock exchange, the fair market value of the Shares as of a particular date shall be determined by such method as shall be determined by the Committee.

     (k)  "ISOs" shall have the meaning given such term in Section 6.1.

     (1)  "NQSOs" shall have the meaning given such term in Section 6.1.

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     (m)   "Option" shall mean an option to purchase Shares granted pursuant to
Article 6.

     (n) "Option Agreement" shall mean an agreement evidencing the grant of an Option as described in Section 6.2.

     (o) "Option Exercise Price" shall mean the purchase price per Share subject to an Option, which shall not be less than the Fair Market Value of the Share on the date of grant (110% of Fair Market Value in the case of an ISO granted to a Ten Percent Shareholder).

     (p) "Participant" shall mean any Employee selected by the Committee to receive an Award under the Plan.

     (q) "Performance Goals" shall have the meaning given such term in Section 8.4.

     (r)   "Performance Period" shall have the meaning given such term in
Section 8.3.

     (s) "Performance Unit" shall mean the right to receive a payment from the Company upon the achievement of specified Performance Goals as set forth in a Performance Unit Agreement.

     (t) "Performance Unit Agreement" shall mean an agreement evidencing a Performance Unit Award, as described in Section 8.2.

     (u) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     (v) "Plan" shall mean this Vencor, Inc. 1997 Incentive Compensation Plan as the same may be amended from time to time.

     (w) "Restriction Period" shall mean the period determined by the Committee during which the transfer of Shares is limited in some way or Shares are otherwise restricted or subject to forfeiture as provided in Article 7.

     (x) "Restricted Stock" shall mean Shares granted pursuant to Article 7 as to which the restrictions have not expired.

     (y) "Restricted Stock Agreement" shall mean an agreement evidencing a Restricted Stock Award, as described in Section 7.2.

     (z) "Retirement" shall mean retirement by a Participant in accordance with the terms of the Company's retirement or pension plans.

     (aa) "Shares" shall mean the shares of the Company's common stock, par value $.25 per share.

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     (ab) "Subsidiary" shall mean, with respect to any company, any corporation or other Person of which a majority of its voting power, equity securities, or equity interest is owned directly or indirectly by such company but excluding Atria Communities, Inc.

     (ac) "Ten Percent Shareholder" shall mean an Employee who, at the time an ISO is granted, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     2.2 Gender and Number. Except where otherwise indicated by the context, reference to the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

     2.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE 3. ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by a Committee appointed by the Board consisting of three or more directors of the Company or the entire Board of the Company. Members of the Committee shall be "outside directors" within the meaning of Section 162(m) of the Code (or any successor provision thereto). The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

     3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority to:

          (a)  select Participants to whom Awards are granted;

          (b) determine the size, types and frequency of Awards granted under the Plan;

          (c) determine the terms and conditions of Awards, including any restrictions or conditions to the Award, which need not be identical;

          (d) cancel or modify, with the consent of the Participant, outstanding Awards and to grant new Awards in substitution therefor;

          (e)  accelerate the exercisability of any Award, for any reason;

          (f) construe and interpret the Plan and any agreement or instrument entered into under the Plan;

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          (g) establish, amend and rescind rules and regulations for the Plan's administration; and

          (h) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan.

     The Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may delegate its authority as identified hereunder; provided, however, that such delegation is permitted by law and Rule 16b-3 promulgated under the Exchange Act and that such delegation would not jeopardize compliance with the "outside directors" requirements (or any other applicable requirement) under Section 162(m) of the Code.

     3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan, and all related orders or resolutions of the Board, shall be final, conclusive and binding upon all persons, including the Company, its stockholders, Employees, Participants and their estates and beneficiaries.

     3.4 Section 16 Compliance; Bifurcation of Plan. It is the intention of the Company that the Plan and the administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder. If any Plan provision, or any aspect of the administration of the Plan, is found not to be in compliance with Section 16(b) of the Exchange Act, the provision or administration shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3 promulgated under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board or the Committee, in its discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

ARTICLE 4.  SHARES AVAILABLE UNDER THE PLAN

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.2, the number of Shares reserved for issuance upon the exercise of Awards and the payment of benefits in connection with Awards is 3,400,000 Shares. Any Shares issued under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. If and to the extent an Award shall expire or terminate for any reason without having been exercised in full (including a cancellation and regrant of an Option), or shall be forfeited, the Shares (including Restricted Stock) associated with such Awards shall again become available for Awards under the Plan.

     4.2 Adjustments in Authorized Shares and Outstanding Awards. In the event of a merger, reorganization, consolidation, recapitalization, reclassification, split-up, spin-off, separation, liquidation, stock dividend, stock split, reverse stock split, property dividend, share repurchase, share combination, share exchange, issuance of warrants, rights or debentures, or other change in the corporate structure of the Company affecting the Shares, the Committee may

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substitute or adjust the total number and class of Shares or other stock or securities which may be issued under the Plan, and the number, class and/or price of Shares subject to outstanding Awards, as it determines to be appropriate and equitable to prevent dilution or enlargement of the rights of Participants and to preserve, without exceeding, the value of any outstanding Awards; and further provided, that the number of Shares subject to any Award shall always be a whole number. In the case of ISOs, such adjustments shall be made in such a manner so as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

     All Employees are eligible to receive Awards under the Plan. In selecting Employees to receive Awards under the Plan, as well as in determining the number of Shares subject to, and the other terms and conditions applicable to, each Award, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan, including the duties of the Employees, their present and potential contribution to the success of the Company and their anticipated number of years of active service as employees.

ARTICLE 6. STOCK OPTIONS

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, the Committee may grant Options to Participants at any time and from time to time, in the form of options which are intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("ISOs"), Options which are not intended to so qualify ("NQSOs") or a combination thereof. All ISOs must be granted within ten years from the date on which the Plan was adopted by the Board, and may only be granted to employees of the Company or any subsidiary corporation (within the meaning of Section 422(f)). The maximum number of Shares with respect to which Options may be granted to any Participant during any calendar year shall be 250,000, subject to adjustment as provided in Section 4.2.

     6.2 Option Agreement. Each Option shall be evidenced by an Option Agreement that shall specify the Option Exercise Price, the duration of the Option, the number of Shares to which the Option relates and such other provisions as the Committee may determine or which are required by the Plan. The Option Agreement shall also specify whether the Option is intended to be an ISO or a NQSO and shall include such provisions applicable to the particular type of Option granted.

     6.3 Duration of Options. Each Option shall expire at such time as is determined by the Committee at the time of grant; provided, however, that no Option shall be exercised later than the tenth anniversary of its grant (fifth anniversary in the case of an ISO granted to a Ten Percent Shareholder).

     6.4 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve at the time of grant, which need not be the same for each grant or for each Participant. Except as provided in Section 6.6,

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however, in no event may any Option become exercisable within six months of the date of grant in the case of any Participant subject to Section 16(b) of the Exchange Act. Subject to the foregoing sentence, the Committee may accelerate the exercisability of any Option. Options shall be exercised, in whole or in part, by delivery to the Company of a written notice of exercise, setting forth the number of Shares with respect to which the Option is to be exercised and accompanied by full payment of the Option Exercise Price and all applicable withholding taxes.

     6.5 Payment of Option Exercise Price. The Option Exercise Price for Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise either (a) in cash in the form of currency or other cash equivalent acceptable to the Company, (b) by tendering Shares having a Fair Market Value (determined as of the close of the business day immediately preceding the day on which the Option is exercised) equal to the Option Exercise Price (provided, however, that in the case of a Participant subject to Section 16(b) of the Exchange Act, such Shares have been held by the Participant for at least six months prior to their tender), (c) any other reasonable consideration that the Committee may deem appropriate or (d) by a combination of the forms of consideration described in (a), (b) and (c) of this Section 6.5. The Committee may permit the cashless exercise of Options as described in Regulation T promulgated by the Federal Reserve Board, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     6.6 Vesting Upon Change in Control. Upon a Change in Control, any then outstanding Options held by Participants shall become fully vested and immediately exercisable. Furthermore, if provided in an Option Agreement, the Participant shall have the right to sell the Option back to the Company for an amount generally equal to the excess of the Fair Market Value of the Shares subject to the Option over the Option Price.

     6.7 Termination of Employment. If the employment of a Participant is terminated for Cause, all then outstanding Options of such Participant, whether or not exercisable, shall terminate immediately. If the employment of a Participant is terminated for any reason other than for Cause, death, Disability or Retirement, to the extent then outstanding Options of such Participant are exercisable, such Options may be exercised by such Participant or such Participant's personal representative at any time prior to the expiration date of the Options or within 90 days after the date of such termination of employment, whichever is earlier. In the event of the Retirement of a Participant, to the extent then outstanding Options of such Participant are exercisable, such Options may be exercised by the Participant (a) in the case of NQSOs, within two years after the date of Retirement and (b) in the case of ISOs, within 90 days after Retirement; provided, however, that no such Options may be exercised on a date subsequent to their expiration. In the event of the death or Disability of a Participant while employed by the Company or a Subsidiary, all then outstanding Options of such Participant shall become fully vested and immediately exercisable, and may be exercised at any time (a) in the case of NQSOs, within two years after the date of death or determination of Disability and (b) in the case of ISOs, within one year after the date of death or determination of Disability; provided, however, that no such Options may be exercised on a date subsequent to their expiration. In the event of the death

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of a Participant, the Option may be exercised by the person or persons to whom rights pass by will or by the laws of descent and distribution, or if appropriate, the legal representative of the deceased Participant's estate. In the event of the Disability of a Participant, Options may be exercised by the Participant, or if such Participant is incapable of exercising the Options, by such Participant's legal representative.

     6.8 Transferable Options. The Committee may, in its discretion by appropriate provision in the Participant's Option Agreement, authorize all or a portion of any NQSOs to be granted to a Participant be on terms which permit transfer by such Participant to (i) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Participant and/or his Immediate Family Members, or
(iii) a partnership or limited liability company in which such Participant and/or his Immediate Family Members are the only partners or members, as applicable; provided that (a) there may be no consideration for any such transfer, (b) the Option Agreement must expressly provide for transferability in a manner consistent with this Section and (c) subsequent transfers of transferable NQSOs shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such NQSOs shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of this Article 6 (excluding Section 6.7) the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment as set forth in Section 6.7 shall continue to be applied with respect to the original Participant. Any transferred NQSOs shall be exercisable by the transferee only to the extent, and for the periods, specified in the Option Agreement.

     6.9  Repurchase.    Upon approval of the Committee, the Company may
repurchase a previously granted Option from a Participant by mutual agreement before such Option has been exercised by payment to the Participant of an amount equal to the amount by which (i) the Fair Market Value of the Shares subject to the Option on the date immediately preceding the date of repurchase exceeds (ii) the Option Exercise Price of such Shares.

     6.10 Certificate Legend. For any Shares issued upon exercise of an ISO, the Company may legend such Shares as it deems appropriate.

ARTICLE 7. RESTRICTED STOCK

     7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee may grant shares of Restricted Stock to Participants at any time and from time to time and upon such terms and conditions as it may determine.

     7.2 Restricted Stock Agreement. Each grant of Restricted Stock shall be evidenced by a Restricted Stock Agreement which shall specify the Restriction Period, the number of shares of Restricted Stock granted and such other provisions as the Committee may determine and which are required by the Plan.

     7.3  Non-Transferability of Restricted Stock.  Except as provided in this
Article 7, shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated

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or hypothecated until the end of the applicable Restriction Period as specified in the Restricted Stock Agreement, or upon earlier satisfaction of any other conditions determined at the time of grant specified in the Restricted Stock Agreement. Except as provided in Section 7.8, however, in no event may any Restricted Stock become vested in a Participant subject to Section 16(b) of the Exchange Act prior to six months following the date of its grant.

     7.4 Other Restrictions. The Committee may impose such other restrictions on any shares of Restricted Stock as it may deem advisable, including, without limitation, restrictions based upon the achievement of Performance Goals, years of service and/or restrictions under applicable Federal or state securities laws. The Committee may provide that any share of Restricted Stock shall be held (together with a stock power executed in blank by the Participant) in custody by the Company until any or all restrictions thereon shall have lapsed.

     7.5 Reacquisition of Restricted Stock. Committee shall determine and set forth in a Participant's Restricted Stock Agreement such events upon which a Participant's shares of Restricted Stock shall be reacquired by the Company, which may include, without limitation, the termination of a Participant's employment during the Restriction Period or the nonachievement of Performance Goals. Any such forfeited shares of Restricted Stock held by a Participant which are to be reacquired by the Company shall be immediately returned to the Company by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock.

     7.6 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4, each certificate representing shares of Restricted Stock shall bear the following legend:

          "The sale or other transfer of the shares represented by this Certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the Vencor, Inc. 1997 Incentive Compensation Plan, and in the related Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Vencor, Inc."

     7.7  Lapse of Restrictions Generally.  Except as otherwise provided in this
Article 7, shares of Restricted Stock shall be delivered to the Participant and no longer subject to reacquisition after the last day of the Restriction Period; provided, however, that if the restriction relates to the achievement of a Performance Goal, the Restriction Period shall not end until the Committee has certified in writing that the Performance Goal has been met. Once the shares of Restricted Stock are released from their restrictions, the Participant shall be entitled to have the legend required by Section 7.6 removed from the Participant's share certificate, which certificate shall thereafter represent Shares free from any and all restrictions under the Plan.

     7.8 Lapse of Restrictions Upon Change in Control. Upon a Change in Control, any restrictions and other conditions pertaining to then outstanding shares of Restricted Stock held by

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Participants, including, but not limited to, vesting requirements, shall lapse and such Shares shall thereafter be immediately free from any and all restrictions under the Plan.

     7.9 Voting Rights; Dividends and Other Distributions. Unless the Committee exercises its discretion as provided in Section 7.10, during the Restriction Period, Participants holding shares of Restricted Stock may exercise full voting rights, and shall be entitled to receive all dividends and other distributions paid, with respect to such Restricted Stock. If any dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid.

     7.10 Treatment of Dividends. At the time shares of Restricted Stock are granted to a Participant, the Committee may, in its discretion, determine that the payment of dividends, or a specified portion thereof, declared or paid on such Shares shall be deferred until the lapse of the restrictions with respect to such Shares, in which event such deferred dividends shall be held by the Company for the account of the Participant. In the event of such deferral, there may be credited at the end of each year (or portion thereof) interest on the amount of the account during the year at a rate per annum as the Committee, in its discretion, may determine. Deferred dividends, together with interest accrued thereon, if any, shall be (i) paid to the Participant upon the lapse of restrictions on the shares of Restricted Stock as to which the dividends related or (ii) revert to the Company upon the reacquisition of such Shares.

     7.11 Termination of Employment. If the employment of a Participant is terminated for any reason other than death or Disability prior to the expiration of the Restriction Period applicable to any shares of Restricted Stock then held by the Participant, such Shares shall thereupon be immediately reacquired by and returned to the Company, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock. If the employment of a Participant is terminated as a result of death or Disability prior to the expiration of the Restriction Period applicable to any Shares of Restricted Stock then held by the Participant, any restrictions and other conditions pertaining to such Shares then held by the Participant, including, but not limited to, vesting requirements, shall immediately lapse and such Shares shall thereafter be immediately transferable and nonforfeitable. Notwithstanding anything in the Plan to the contrary, except in the case of Restricted Stock for which a Performance Goal must be achieved, the Committee may determine, in its sole discretion, in the case of any termination of a Participant's employment other than for Cause, that the restrictions on some or all of the shares of Restricted Stock awarded to a Participant shall immediately lapse and such Shares shall thereafter be immediately transferable and nonforfeitable.

ARTICLE 8.  PERFORMANCE UNITS

     8.1 Grant of Performance Units. The Committee may, from time to time and upon such terms and conditions as it may determine, grant Performance Units which will become payable to a Participant upon certification in writing by the Committee that the Performance Goals related thereto have been achieved. The maximum number of Performance Units which may be awarded to a Participant during any calendar year shall be 100,000 units, subject to adjustment as provided in
Section 4.2.  If the Performance Goals are achieved in full, and the

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Participant remains employed with the Company as of the end of the relevant
Performance Period, the Participant will be allocated Shares equal to the number of Performance Units initially awarded to the Participant for the relevant Performance Period. Each award of Performance Units may provide for the allocation of fewer Performance Units in the event of partial fulfillment of Performance Goals.

     8.2 Performance Unit Agreement. Each Performance Unit grant shall be evidenced by a Performance Unit Agreement that shall specify the Performance Goals, the Performance Period and the number of Performance Units to which it pertains.

     8.3 Performance Period. The period of performance ("Performance Period") with respect to each Performance Unit shall be such period of time, which shall not be less than six months, nor more than five years, as determined by the Committee, for the measurement of the extent to which Performance Goals are attained.

     8.4 Performance Goals. The goals ("Performance Goals") that are to be achieved with respect to each Performance Unit (or Restricted Stock, stock award or cash award subject to a requirement that Performance Goals be achieved), shall be those objectives established by the Committee as it deems appropriate, and which may be expressed in terms of (a) earnings per Share, (b) Share price, (c) pre-tax profit, (d) net earnings, (e) return on equity or assets, (f) revenues, (g) any combination of the foregoing, or (h) such other goals as the Committee may determine. Performance Goals may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary, a division or other operating unit of the Company. Performance Goals may be absolute or relative and may be expressed in terms of a progression within a specified range. The Committee shall establish Performance Goals applicable to a particular fiscal year within 90 days of the commencement of such fiscal year, provided that the outcome of the Performance Goal is substantially uncertain at the time of its adoption. The Performance Goals with respect to a Performance Period shall be established by the Committee in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, as applicable. The Committee shall determine the target levels of performance that must be achieved with respect to each criteria that is identified in a Performance Goal in order for a Performance Goal to be treated as attained in whole or in part. In the event that the Performance Goals are based on more than one business criteria, the Committee may determine to make a grant of an Award upon attainment of the Performance Goal relating to any one or more of such criteria.

     8.5 Termination of Employment. If the employment of a Participant shall terminate prior to the expiration of the Performance Period for any reason other than for death or Disability, the Performance Units then held by the Participant shall terminate. In the case of termination of employment by reason of death or Disability of a Participant prior to the expiration of the Performance Period, then all Performance Units which are potentially available under an outstanding Award and which have not been issued shall be fully vested in, paid and issued to Participant or, in the case of Participant's death, shall be vested in, paid and issued to Participant's estate, as of the date of the Participant's death.

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

     8.6 Payment Upon Change In Control. Upon a Change in Control, any and all outstanding Performance Units which are potentially available under any outstanding Award shall become fully vested and immediately payable.

     8.7 Payment of Performance Units. Subject to such terms and conditions as the Committee may impose, and unless otherwise provided in the Performance Unit Agreement, Performance Units shall be payable within 90 days following the end of the Performance Period during which the Participant attained at least the minimum acceptable level of achievement under the Performance Goals, or 90 days following a Change in Control, as applicable. The Committee, in its discretion, may determine at the time of payment required in connection with a Performance Unit whether such payment shall be made (a) solely in cash, (b) solely in Shares (valued at the Fair Market Value of the Shares on the date of payment) or (c) a combination of cash and Shares; provided, however, that if a Performance Unit becomes payable upon a Change in Control, the Performance Unit shall be paid solely in cash.

     8.8 Designation of Beneficiary. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the right to receive payments under a Performance Unit is to be paid in case of the Participant's death before receiving any or all such payments. Each such designation shall revoke all prior designations by the Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     8.9 No Rights as Stockholder. The award of Performance Units to a Participant shall not create any rights in such Participant as a stockholder of the Company, until the payment of any Shares associated with such Performance Units.

ARTICLE 9. STOCK APPRECIATION RIGHTS

     9.1 Grant of Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of Shares, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in
Section 9.5. An SAR may be granted (a) with respect to any Option granted under the Plan, either concurrently with the grant of such Option or at such later time as determined by the Committee (as to all or any portion of the Shares subject to the Option) or (b) alone, without reference to any Option.

     9.2 Number of SARs. Each SAR granted to any Participant shall relate to such number of Shares as the Committee shall determine, subject to adjustment as provided in Section 4.2. If an SAR is granted in conjunction with an Option, the number of Shares to which the SAR pertains shall be reduced by the same number for which the holder of the Option exercises the related Option. The maximum number of SARs which may be granted to any Participant during any calendar year shall be 100,000, subject to adjustment as provided in Section 4.2.

     9.3 Duration. Subject to early termination as herein provided, the term of each SAR shall be as determined by the Committee, but shall not exceed ten years from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the Option, if any, to which it relates is exercisable. Notwithstanding the above, no SAR may be exercised during the first six months of its term. Subject to the foregoing sentence, the Committee may, in its discretion, accelerate the exercisability of any SAR.

     9.4 Exercise. A holder may exercise an SAR, in whole or in part, by giving written notice to the Company, specifying the number of SARs which such Participant wishes to exercise. Upon receipt of such written notice, the Company shall deliver, within 90 days thereafter, to the exercising holder, certificates for the Shares or cash or both as determined by the Committee, to which the Participant is entitled pursuant to Section 9.5.

     9.5  Payment.

     (a)  Number of Shares.  Subject to the right of the Committee to deliver
          ----------------
cash in lieu of Shares (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the Exchange Act and regulations adopted thereunder), the number of Shares which shall be issuable upon the exercise of an SAR shall be determined by dividing (i) the number of Shares to which the SAR is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the Shares subject to the SAR on the date of exercise exceeds (x) in the case of an SAR related to an Option, the Option Exercise Price of the Shares under the Option or (y) in the case of an SAR granted alone without reference to a related Option, an amount that the Committee determined at the time of grant to be the Fair Market Value of a Share, subject to adjustment as provided in Section 4.2) by (ii) the Fair Market Value of a Share on the exercise date.

     (b)  Cash.  In lieu of issuing Shares upon the exercise of an SAR, the
          ----
Committee may elect, in its sole discretion, to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares shall be issued upon exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole Share at its Fair Market Value on the date of exercise.

     9.6 SAR Agreement. Each SAR shall be evidenced by an SAR Agreement that shall further specify the terms and conditions of such Award. Any terms and conditions of the Award shall be consistent with the terms of the Plan.

ARTICLE 10. STOCK AND CASH AWARDS

     A stock award consists of the transfer by the Company to a Participant of Shares, without other payment therefor, as additional compensation for services to the Company. A cash award consists of a monetary payment made by the Company to a Participant as additional compensation for services to the Company. The Committee shall determine, in its sole discretion, the amount of any stock or cash award. Stock and cash awards may be subject to the terms and conditions, which may vary from time to time and among Participants, as the Committee deems appropriate. The maximum amount of a cash award which may be granted to a Participant during any calendar year under the Plan shall not be greater than $500,000. Payment of a stock or cash award will normally depend on meeting Performance Goals. Each award of stock or cash may provide for lesser payment in the event of partial fulfillment of Performance Goals.

ARTICLE 11. AMENDMENT, MODIFICATION AND TERMINATION

     11.1 Effective Date. The Plan shall become effective upon adoption by the Board. The Plan shall be rescinded and all Options, Shares of Restricted Stock, SARs and Performance Units granted hereunder shall be null and void unless within 12 months from the date of the adoption of the Plan by the Board it shall have been approved by the holders of a majority of the outstanding Shares present or represented and entitled to vote on the Plan at a stockholders' meeting.

     11.2 Termination Date. The Plan shall terminate on the earliest to occur of (a) the tenth anniversary of the adoption of the Plan by the Board, (b) the date when all Shares available under the Plan shall have been acquired pursuant to the exercise of Awards and the payment of all benefits in connection with Performance Unit Awards has been made or (c) such other date as the Board may determine in accordance with Section 11.3.

     11.3 Amendment, Modification and Termination. The Board may, at any time, amend, modify or terminate the Plan. Without the approval of the stockholders of the Company (as may be required by the Code, Section 16 of the Exchange Act and the rules promulgated thereunder, any national securities exchange or system on which the Shares are then listed or reported or a regulatory body having jurisdiction with respect hereto), however, no such amendment, modification or termination may:

     (a) materially increase the benefits accruing to Participants under the Plan;

     (b) increase the total amount of Shares which may be issued under the Plan, except as provided in Section 4.2; or

     (c) materially modify the class of Employees eligible to participate in the Plan.

     11.4 Awards Previously Granted. No amendment, modification or termination of the Plan shall in any manner adversely affect any outstanding Award without the written consent of the Participant holding such Award.

ARTICLE 12.  NON-TRANSFERABILITY

     Except as expressly provided in the Plan, a Participant's rights under the Plan may not be assigned, pledged or otherwise transferred other than by will or the laws of descent and distribution, except that upon a Participant's death, the Participant's rights to payment pursuant to a Performance Unit may be transferred to a beneficiary designated in accordance with Section 8.8. Except as expressly provided in the Plan, during a Participant's lifetime, an Award may be exercised only by such Participant.

ARTICLE 13.  NO GRANTING OF EMPLOYMENT RIGHTS

     Neither the Plan, nor any action taken under the Plan, shall be construed as giving any Employee the right to become a Participant, nor shall an Award under the Plan be construed as giving a Participant any right with respect to continuance of employment by the Company. The Company expressly reserves the right to terminate, whether by dismissal, discharge or otherwise, a Participant's employment at any time, with or without Cause, except as may otherwise be provided by any written agreement between the Company and the Participant.

ARTICLE 14.  WITHHOLDING

     14.1 Tax Withholding. A Participant shall remit to the Company an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA and Medicare obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.

     14.2 Share Withholding. If the Company has a withholding obligation upon the issuance of Shares under the Plan, a Participant may, subject to the discretion of the Committee, elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the withholding tax is to be determined equal to the amount required to be withheld under applicable law. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, modify the provisions of this Section 14.2 or impose such other restrictions or limitations on such elections as may be necessary to ensure that such elections will be exempt transactions under Section 16(b) of the Exchange Act.

ARTICLE 15.  INDEMNIFICATION

     No member of the Board or the Committee, nor any officer or Employee acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board, the Committee and each officer or Employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

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

ARTICLE 16.  SUCCESSORS

     All obligations of the Company with respect to Awards granted under the Plan shall be binding on any successor to the Company, whether the existence of such successor is a result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 17.  GOVERNING LAW

     To the extent not preempted by Federal law, the Plan, and all agreements under the Plan, shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of laws rules. Furthermore, the Plan and all Option Agreements relating to ISOs shall be interpreted so as to qualify as incentive stock options under the Code.

     IN WITNESS WHEREOF, this Vencor, Inc. 1997 Incentive Compensation Plan has been executed by the Company as of the 31st day of December, 1996, being the date the Plan was adopted by the Board.



                                    VENCOR, INC.



                                    By:    /s/ W. Bruce Lunsford
                                       ----------------------------------------
                                    Title: Chairman of the Board, President
                                           and Chief Executive Officer

                                       17